Synovus			Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)	Twelve Months Ended
(Dollars in thousands, except per share data)	December 31,

	2018	2017	% Change

Interest income	$1,344,305	1,162,497	15.6%
Interest expense	195,892	139,188	40.7

Net interest income	1,148,413	1,023,309	12.2
Provision for loan losses	51,697	67,185	(23.1)

Net interest income after provision for loan losses	1,096,716	956,124	14.7

Non-interest income:
Service charges on deposit accounts	80,840	81,419	(0.7)
Fiduciary and asset management fees	54,685	50,485	8.3
Card fees	42,503	39,376	7.9
Brokerage revenue	36,567	29,705	23.1
Mortgage banking income	18,958	22,798	(16.8)
Income from bank-owned life insurance	15,403	13,460	14.4
Cabela's Transaction Fee	—	75,000	nm
Decrease in fair value of private equity investments, net	(4,743)	(3,093)	nm
Investment securities losses, net	(1,296)	(289)	nm
Other fee income	19,974	20,168	(1.0)
Other non-interest income	17,202	16,298	5.5

Total non-interest income	280,093	345,327	(18.9)

Non-interest expense:
Salaries and other personnel expense	453,420	433,321	4.6
Net occupancy and equipment expense	130,482	119,964	8.8
Third-party processing expense	58,625	54,708	7.2
FDIC insurance and other regulatory fees	24,494	27,011	(9.3)
Professional fees	26,737	26,232	1.9
Advertising expense	20,881	22,948	(9.0)
Foreclosed real estate expense, net	2,204	12,540	(82.4)
Loss on early extinguishment of debt	—	23,160	nm
Earnout liability adjustments	11,652	5,466	113.2
Merger-related expense	10,065	110	nm
Amortization of intangibles	1,167	1,059	10.2
Fair value adjustment to Visa derivative	2,328	—	nm
Litigation settlement/contingency expense	(4,026)	701	nm
Restructuring charges, net	(51)	7,014	nm
Other operating expenses	91,477	87,079	5.1

Total non-interest expense	829,455	821,313	1.0

Income before income taxes	547,354	480,138	14.0
Income tax expense	118,878	204,664	(41.9)

Net income	428,476	275,474	55.5

Less: Preferred stock dividends and redemption charge	17,998	10,238	75.8

Net income available to common shareholders	$410,478	265,236	54.8

Net income per common share, basic	$3.49	2.19	59.4%

Net income per common share, diluted	3.47	2.17	59.5

Cash dividends declared per common share	1.00	0.60	66.7

Return on average assets*	1.35%	0.89	46	bps
Return on average common equity*	14.55	9.32	523

Weighted average common shares outstanding, basic	117,644	121,162	(2.9)%
Weighted average common shares outstanding, diluted	118,378	122,012	(3.0)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

INCOME STATEMENT DATA
(Unaudited)
(In thousands, except per share data)	2018				2017

	Fourth	Third	Second	First	Fourth	Year/Year
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Interest income	$357,394	343,942	329,834	313,134	306,934	16.4%
Interest expense	59,461	52,323	45,257	38,850	37,222	59.7

Net interest income	297,933	291,619	284,577	274,284	269,712	10.5
Provision for loan losses	12,148	14,982	11,790	12,776	8,565	41.8

Net interest income after provision for loan losses	285,785	276,637	272,787	261,508	261,147	9.4

Non-interest income:
Service charges on deposit accounts	20,320	20,582	19,999	19,940	20,371	(0.3)
Fiduciary and asset management fees	13,805	13,462	13,983	13,435	13,195	4.6
Card fees	10,862	10,608	10,833	10,199	9,762	11.3
Brokerage revenue	9,643	9,329	8,900	8,695	7,758	24.3
Mortgage banking income	3,781	5,290	4,839	5,047	5,647	(33.0)
Income from bank-owned life insurance	3,682	3,771	3,733	4,217	3,900	(5.6)
(Decrease)/increase in fair value of private equity investments, net	(2,084)	434	(37)	(3,056)	100	nm
Investment securities losses, net	—	—	(1,296)	—	—	—
Other fee income	5,587	4,510	5,259	4,618	4,041	38.3
Other non-interest income	2,395	3,682	7,174	3,951	4,579	(47.7)

Total non-interest income	67,991	71,668	73,387	67,046	69,353	(2.0)

Non-interest expense:
Salaries and other personnel expense	113,496	114,341	111,863	113,720	111,242	2.0
Net occupancy and equipment expense	34,260	32,088	32,654	31,480	30,127	13.7
Third-party processing expense	14,803	14,810	15,067	13,945	14,826	(0.2)
FDIC insurance and other regulatory fees	4,728	6,430	6,543	6,793	6,288	(24.8)
Professional fees	8,650	6,298	6,284	5,505	6,184	39.9
Advertising expense	6,834	3,735	5,220	5,092	8,080	(15.4)
Foreclosed real estate expense, net	1,095	360	(107)	856	1,693	(35.3)
Loss on early extinguishment of debt	—	—	—	—	23,160	nm
Earnout liability adjustments	—	11,652	—	—	1,700	nm
Merger-related expense	3,381	6,684	—	—	—	nm
Amortization of intangibles	292	292	292	292	292	—
Fair value adjustment to Visa derivative	—	—	2,328	—	—	—
Litigation settlement/contingency expense	—	—	(1,400)	(2,626)	300	nm
Restructuring charges, net	140	21	103	(315)	(29)	nm
Other operating expenses	22,243	23,586	25,210	20,437	22,670	(1.9)

Total non-interest expense	209,922	220,297	204,057	195,179	226,533	(7.3)

Income before income taxes	143,854	128,008	142,117	133,375	103,967	38.4
Income tax expense	38,784	18,949	30,936	30,209	74,361	(47.8)

Net income	105,070	109,059	111,181	103,166	29,606	254.9

Less: Preferred stock dividends and redemption charge	3,151	9,729	2,559	2,559	2,560	23.1

Net income available to common shareholders	$101,919	99,330	108,622	100,607	27,046	276.8

Net income per common share, basic	$0.88	0.85	0.92	0.85	0.23	286.5%

Net income per common share, diluted	0.87	0.84	0.91	0.84	0.23	287.2

Cash dividends declared per common share	0.25	0.25	0.25	0.25	0.15	66.7

Return on average assets *	1.29%	1.36	1.42	1.34	0.37	92	bps
Return on average common equity *	14.25	13.95	15.39	14.62	3.76	1,049

Weighted average common shares outstanding, basic	116,303	117,241	118,397	118,666	119,282	(2.5)%
Weighted average common shares outstanding, diluted	116,986	118,095	119,139	119,321	120,182	(2.7)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	December 31, 2018	September 30, 2018	December 31, 2017

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$468,426	436,540	397,848
Interest-bearing funds with Federal Reserve Bank	641,476	515,493	460,928
Interest earning deposits with banks	19,841	34,470	26,311
Federal funds sold and securities purchased under resale agreements	13,821	25,430	47,846
Cash and cash equivalents	1,143,564	1,011,933	932,933

Mortgage loans held for sale, at fair value	37,129	37,276	48,024
Investment securities available for sale, at fair value	3,991,632	3,883,574	3,987,069

Loans, net of deferred fees and costs	25,946,573	25,577,116	24,787,464
Allowance for loan losses	(250,555)	(251,450)	(249,268)
Loans, net	25,696,018	25,325,666	24,538,196

Cash surrender value of bank-owned life insurance	554,134	551,061	540,958
Premises and equipment, net	434,307	431,012	426,813
Goodwill	57,315	57,315	57,315
Other intangible assets	9,875	10,166	11,254
Deferred tax assets, net	141,134	185,116	165,788
Other assets	604,084	582,001	513,487

Total assets	$32,669,192	32,075,120	31,221,837

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$7,650,967	7,628,736	7,686,339
Interest-bearing deposits	19,069,355	18,804,922	18,461,561

Total deposits	26,720,322	26,433,658	26,147,900

Federal funds purchased and securities sold under repurchase agreements	237,692	191,145	161,190
Other short-term borrowings	650,000	478,540	100,000
Long-term debt	1,657,157	1,656,909	1,606,138
Other liabilities	270,419	274,795	245,043

Total liabilities	29,535,590	29,035,047	28,260,271

Shareholders' equity:
Series D Preferred Stock - no par value. Authorized 100,000,000 shares; 8,000,000 shares issued and outstanding at December 31,2018 and September 30, 2018	195,140	195,138	—

Series C Preferred Stock - no par value. 5,200,000 outstanding at December 31, 2017	—	—	125,980

Common stock - $1.00 par value. Authorized 342,857,143 shares; 143,300,449 issued at December 31, 2018, 143,093,317 issued at September 30, 2018, and 142,677,449 issued at December 31, 2017; 115,865,510 outstanding at December 31, 2018, 116,714,463 outstanding at September 30, 2018 and 118,897,295 outstanding at December 31, 2017	143,300	143,093	142,678

Additional paid-in capital	3,060,561	3,049,233	3,043,129

Treasury stock, at cost – 27,434,939 shares at December 31, 2018, 26,378,854 shares at September 30, 2018, and 23,780,154 shares at December 31. 2017	(1,014,746)	(974,478)	(839,674)

Accumulated other comprehensive loss, net	(94,420)	(143,720)	(54,754)

Retained Earnings	843,767	770,807	544,207

Total shareholders’ equity	3,133,602	3,040,073	2,961,566

Total liabilities and shareholders' equity	$32,669,192	32,075,120	31,221,837

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)
	2018				2017
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Taxable investment securities (2)	$4,073,685	4,061,239	4,077,564	4,097,162	3,937,278
Yield	2.45%	2.38	2.34	2.34	2.29
Tax-exempt investment securities(2)(4)	$—	89	115	140	180
Yield (taxable equivalent)	—%	5.91	6.87	6.57	7.97
Trading account assets(5)	$7,493	16,646	23,772	8,167	7,360
Yield	1.90%	2.52	2.79	2.66	2.78
Commercial loans(3)(4)	$19,150,252	19,025,830	18,857,271	18,963,515	18,935,774
Yield	5.13%	4.98	4.85	4.64	4.49
Consumer loans(3)	$6,476,026	6,298,643	6,092,899	5,899,015	5,704,629
Yield	4.85%	4.80	4.76	4.71	4.54
Allowance for loan losses	$(251,098)	(251,684)	(257,966)	(251,635)	(252,319)
Loans, net(3)	$25,375,180	25,072,789	24,692,204	24,610,895	24,388,084
Yield	5.11%	4.99	4.88	4.70	4.55
Mortgage loans held for sale	$36,477	49,030	50,366	38,360	45,353
Yield	4.79%	4.71	4.42	3.95	3.96
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$641,832	544,704	724,537	516,575	922,296
Yield	2.20%	1.90	1.77	1.48	1.31
Federal Home Loan Bank and Federal Reserve Bank Stock(5)	$162,369	163,568	165,845	177,381	159,455
Yield	4.31%	4.41	4.63	3.39	4.03
Total interest earning assets	$30,297,036	29,908,065	29,734,403	29,448,680	29,460,006
Yield	4.69%	4.58	4.47	4.31	4.15
Interest Bearing Liabilities
Interest bearing demand deposits	$4,692,804	4,701,204	5,001,826	5,032,000	4,976,239
Rate	0.41%	0.38	0.35	0.31	0.28
Money Market accounts	$8,050,732	7,936,621	7,791,107	7,561,554	7,514,992
Rate	0.89%	0.72	0.55	0.43	0.36
Savings deposits	$815,588	824,935	829,800	811,587	804,853
Rate	0.04%	0.03	0.03	0.03	0.03
Time deposits under $100,000	$1,242,811	1,205,987	1,161,890	1,143,780	1,166,413
Rate	1.16%	0.99	0.82	0.71	0.70
Time deposits over $100,000	$2,478,649	2,273,582	2,021,084	1,895,545	2,004,031
Rate	1.67%	1.46	1.22	1.02	0.99
Non-maturing brokered deposits	$349,480	358,277	262,976	424,118	546,413
Rate	2.46%	2.10	1.94	1.14	0.81
Brokered time deposits	$1,275,276	1,414,700	1,659,941	1,527,793	1,651,920
Rate	2.03%	1.94	1.85	1.75	1.63
Total interest-bearing deposits	$18,905,340	18,715,306	18,728,624	18,396,377	18,664,861
Rate	0.96%	0.83	0.70	0.58	0.54
Federal funds purchased and securities sold under repurchase agreements	$194,370	230,504	207,655	202,226	184,369
Rate	0.18%	0.25	0.35	0.21	0.15
Other short-term borrowings	$112,228	146,794	3,024	394,056	3,261
Rate	2.51%	2.12	2.84	1.52	1.42
Long-term debt	$1,657,022	1,656,743	1,852,094	1,733,938	1,710,721
Rate	3.06%	2.87	2.66	2.51	2.67
Total interest-bearing liabilities	$20,868,960	20,749,347	20,791,397	20,726,597	20,563,212
Rate	1.12%	0.99	0.87	0.76	0.72
Non-interest bearing demand deposits	$8,014,761	7,672,006	7,539,451	7,391,695	7,621,147
Cost of funds	0.81%	0.73	0.64	0.56	0.52
Net interest margin	3.92%	3.89	3.86	3.78	3.65

Taxable equivalent adjustment	$181	136	120	116	234

(1) Yields and rates are annualized.
(2) Excludes net unrealized gains and losses.
(3) Average loans are shown net of unearned income. Non-performing loans are included.
(4) Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5) Included as a component of Other Assets on the consolidated balance sheet.

Synovus

LOANS OUTSTANDING BY TYPE
(Unaudited)
(Dollars in thousands)
	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
Loan Type	December 31, 2018	September 30, 2018	% Change (1)	December 31, 2017	% Change

Commercial, Financial, and Agricultural	$7,449,698	7,281,466	9.2%	$7,179,487	3.8%
Owner-Occupied	5,331,508	5,221,828	8.3	4,844,163	10.1

Total Commercial & Industrial	12,781,206	12,503,294	8.8	12,023,650	6.3

Multi-Family	1,208,033	1,330,006	(36.4)	1,492,159	(19.0)
Hotels	704,319	760,885	(29.5)	741,703	(5.0)
Office Buildings	1,451,048	1,368,608	23.9	1,499,834	(3.3)
Shopping Centers	808,540	815,696	(3.5)	791,311	2.2
Warehouses	627,353	679,184	(30.3)	581,410	7.9
Other Investment Property	761,658	711,311	28.1	563,648	35.1

Total Investment Properties	5,560,951	5,665,690	(7.3)	5,670,065	(1.9)

1-4 Family Construction	174,259	183,044	(19.0)	198,200	(12.1)
1-4 Family Investment Mortgage	505,611	524,152	(14.0)	583,419	(13.3)

Total 1-4 Family Properties	679,870	707,196	(15.3)	781,619	(13.0)

Commercial Development	60,675	61,608	(6.0)	70,062	(13.4)
Residential Development	93,166	91,578	6.9	114,079	(18.3)
Land Acquisition	169,829	186,334	(35.1)	299,463	(43.3)

Land and Development	323,670	339,520	(18.5)	483,604	(33.1)

Total Commercial Real Estate	6,564,491	6,712,406	(8.7)	6,935,288	(5.3)

Consumer Mortgages	2,934,235	2,843,244	12.7	2,633,503	11.4
Home Equity Lines	1,515,796	1,465,419	13.6	1,514,227	0.1
Credit Cards	258,245	245,149	21.2	232,676	11.0
Other Consumer Loans	1,916,743	1,831,385	18.5	1,473,451	30.1

Total Consumer	6,625,019	6,385,197	14.9	5,853,857	13.2

Unearned Income	(24,143)	(23,781)	6.0	(25,331)	(4.7)

Total	$25,946,573	25,577,116	5.7	$24,787,464	4.7%

(1) Percentage change is annualized.

NON-PERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	Total	Total		Total
	Non-performing	Non-performing	Linked Quarter	Non-performing	Year/Year
Loan Type	Loans	Loans	% Change	Loans	% Change
	December 31, 2018	September 30, 2018		December 31, 2017

Commercial, Financial, and Agricultural	$69,295	69,010	0.4%	$70,130	(1.2)%
Owner-Occupied	8,971	5,708	57.2	6,654	34.8

Total Commercial & Industrial	78,266	74,718	4.7	76,784	1.9

Multi-Family	237	234	1.3	1,241	(80.9)
Hotels	—	—	—	—	—
Office Buildings	165	166	(0.6)	1,532	(89.2)
Shopping Centers	89	89	—	165	(46.1)
Warehouses	—	—	—	226	(100.0)
Other Investment Property	1,890	1,666	13.4	640	195.3

Total Investment Properties	2,381	2,155	10.5	3,804	(37.4)

1-4 Family Investment Mortgage	2,381	3,139	(24.1)	2,849	(16.4)

Total 1-4 Family Properties	2,381	3,139	(24.1)	2,849	(16.4)

Commercial Development	93	42	121.4	45	106.7
Residential Development	1,444	3,184	(54.6)	3,257	(55.7)
Land Acquisition	1,416	1,603	(11.7)	2,495	(43.2)

Land and Development	2,953	4,829	(38.8)	5,797	(49.1)

Total Commercial Real Estate	7,715	10,123	(23.8)	12,450	(38.0)

Consumer Mortgages	4,949	5,313	(6.9)	7,203	(31.3)
Home Equity Lines	12,114	14,498	(16.4)	17,455	(30.6)
Other Consumer Loans	3,689	3,773	(2.2)	1,669	121.0

Total Consumer	20,752	23,584	(12.0)	26,327	(21.2)

Total	$106,733	108,425	(1.6)%	$115,561	(7.6)%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2018				2017

	Fourth	Third	Second	First	Fourth	Year/Year % change
	Quarter	Quarter	Quarter	Quarter	Quarter

Non-performing Loans	$106,733	108,425	117,328	120,081	115,561	(7.6)%
Impaired Loans Held for Sale (1)	1,506	12	2,733	6,591	11,278	nm
Other Real Estate	6,220	8,542	6,288	4,496	3,758	65.5

Non-performing Assets	114,459	116,979	126,349	131,168	130,597	(12.4)

Allowance for loan losses	250,555	251,450	251,725	257,764	249,268	0.5

Net Charge-Offs - Quarter	13,044	15,257	17,829	4,280	8,979
Net Charge-Offs - YTD	50,410	37,366	22,109	4,280	69,675
Net Charge-Offs / Average Loans - Quarter (2)	0.20%	0.24	0.29	0.07	0.15
Net Charge-Offs / Average Loans - YTD (2)	0.20	0.20	0.18	0.07	0.29

Non-performing Loans / Loans	0.41	0.42	0.47	0.48	0.47
Non-performing Assets / Loans, Impaired Loans Held for Sale, & ORE	0.44	0.46	0.50	0.53	0.53
Allowance / Loans	0.97	0.98	1.00	1.04	1.01

Allowance / Non-performing Loans	234.75	231.91	214.55	214.66	215.70
Allowance / Non-performing Loans (3)	297.68	288.21	262.99	241.49	238.44

Past Due Loans over 90 days and Still Accruing	$3,798	4,856	3,222	5,416	4,414	(14.0)
As a Percentage of Loans Outstanding	0.01%	0.02	0.01	0.02	0.02

Total Past Due Loans and Still Accruing	$56,927	78,323	55,614	54,150	52,032	9.4
As a Percentage of Loans Outstanding	0.22%	0.31	0.22	0.22	0.21

Accruing Troubled Debt Restructurings (TDRs)	$115,588	114,740	125,310	129,394	151,271	(23.6)

(1) Represent impaired loans that have been specifically identified to be sold. Impaired loans held for sale are carried at the lower of cost or fair value, less costs to sell, based primarily on estimated sales proceeds net of selling costs.

(2) Ratio is annualized.
(3) Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	December 31, 2018	September 30, 2018	December 31, 2017

Tier 1 Capital	$3,090,418	3,038,768	2,872,001
Total Risk-Based Capital	3,601,377	3,550,686	3,383,081
Common Equity Tier 1 Ratio (transitional)	10.04%	9.90	9.99
Common Equity Tier 1 Ratio (fully phased-in) (5)	10.00	9.86	9.88
Tier 1 Capital Ratio	10.70	10.57	10.38
Total Risk-Based Capital Ratio	12.47	12.36	12.23
Tier 1 Leverage Ratio	9.60	9.58	9.19
Common Equity as a Percentage of Total Assets (2)	8.99	8.87	9.08
Tangible Common Equity as a Percentage of Tangible Assets (3) (5)	8.81	8.68	8.88
Book Value Per Common Share (4)	$25.36	24.38	23.85
Tangible Book Value Per Common Share (3)	24.78	23.80	23.27

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation of GAAP measures.